UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2012

SIGNPATH PHARMA INC.
------------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
----------------------------------------------
(State or Other Jurisdiction of Incorporation)

333-158474                  20-5079533
------------------------     ---------------------------------
(Commission File Number)     (IRS Employer Identification No.)

1375 California Road, Quakertown, Pennsylvania, 18951
--------------------------------------------------------
(Address of Principal Executive Offices)      (Zip Code)

(215)538-9996
----------------------------------------------------
(Registrant's Telephone Number, Including Area Code)

N/A
-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

On August 14, 2012, SignPath Pharma Inc. issued a Press Release entitled “SignPath Reports Key Toxicity Findings for its Lipocurc™ Cancer Treatment and Plans Phase Ib and Phase II Trials”, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated August 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012	SIGNPATH PHARMA INC.

By: /s/ Lawrence Helson
Name: Lawrence Helson, M.D.
Title: CEO